Capital Structure and Equity Incentive Plan	3 Months Ended
Mar. 31, 2017
Capital Structure And Equity Incentive Plan [Abstract]
Capital Structure and Equity Incentive Plan
8.      Capital Structure and Equity Incentive Plan:

The Company’s authorized common and preferred stock consists of 450,000,000 common shares and 50,000,000 preferred shares with a par value of USD 0.001 per share.
As of December 31, 2016 and March 31, 2017, the Company had a total of 18,277,893 common shares and no preferred shares outstanding.
On October 28, 2015, the Company’s Board of Directors approved an equity incentive plan (the “EIP”), providing for the granting of share-based awards to directors, officers and employees of the Company and its affiliates and to its consultants and service providers. The maximum aggregate number of shares of common stock of the Company, that may be delivered pursuant to awards granted under the EIP, shall be equal to 15% of the then issued and outstanding number of shares of common stock. On the same date, the Company’s Board of Directors approved the issuance of 33,222 restricted shares of the Company’s common stock to certain of its officers. As of December 31, 2016, all such shares had been vested and issued. During the three months ended March 31, 2017, no additional shares were granted under the EIP, and as of March 31, 2017, there was no unrecognized compensation cost.
On April 27, 2017, the Company filed with the SEC a registration statement on Form F-1 with respect to a proposed offering of the Company’s shares of common stock in an amount of  $10,000 (exclusive of the over-allotment option). The Company intends to use the proceeds of this offering to pay a portion of the purchase price of the common stock of a vessel-owning company whose principal asset is a 2017-built MR vessel (named the Pyxis Lamda) and to fund working capital and other general corporate purposes.